SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                  July 24, 2001


                           HUDSON RIVER BANCORP, INC.
                           --------------------------
             (Exact name of Registrant as specified in its Charter)


   Delaware                        000-24187                        14-1803212
   --------                        ---------                        ----------
(State or other                (Commission File                   (IRS Employer
jurisdiction of                     Number)                       Identification
incorporation)                                                       Number)


                 One Hudson City Centre, Hudson, New York, 12534
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
              ---------------------------------------------------
                                 (518) 828-4600


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure

     The material set forth below represents an analyst/investor presentation to be held on July 25, 2001. A hardcopy of the presentation can be obtained by calling Holly E. Rappleyea, Corporate Secretary at (518) 828-4600, ext. 303.

                       [LOGO: Hudson River Bancorp, Inc.]
                            www.hudsonriverbank.com


                                    Profile

o Holding company for Hudson River Bank & Trust Company, a New York chartered savings bank established 1850.

o Headquartered in Hudson, NY with 38 full-service branch offices located in Columbia, Rensselaer, Albany, Saratoga, Schenectady, Greene, Warren and Dutchess counties.

o Diversified and progressive financial services company offering commercial, trust and investment management, brokerage, on-line banking services and insurance products in addition to our customary banking products.

o Primary goal is to enhance shareholder value while maintaining our identity as a community bank.

                               Map of Market Area
                               ------------------


                                  [MAP OMITTED]

BRANCH LOCATIONS

Schnectady County

Bellevue
Glenville/Hannaford Plaza
Glenville/Route 50*
Niskayuna/Upper Union Street
Rotterdam/Carman & Curry Roads
Rotterdam/Altamont Avenue*
Schenectady/State Street


Warren County

Queensbury*


Saratoga County

Clifton Park/Route 146
Clifton Park/Vischer Ferry Road
Halfmoon
Malta*


Albany County

Albany/South Pearl Street
Albany/State Street
Albany/Westgage Plaza*
Bethlehem*
Cohoes/Remsen Street
Cohes/787 Office
Colonie*
Delmar
Guilderland
Latham
Loudonville


Greene County

Catskill*


Dutchess County

Millerton


Columbia County

Chatham
Copake
Greenport/Fairview Plaza
Greenport/Towne Center*
Hillsdale
Hudson
Valatie


Rensselaer County

Brunswick*
Eash Greenbush
Lansingburgh
Nassau
North Greenbush
Schaghticoke

*Branch located in Price Chopper supermarket.

                                Market Analysis
                             FDIC-Insured Deposits


                       Number of     Current      Market Share     Market Share
 County                Branches        Bank       June 30, 2000    June 30, 1999
 ------                --------      -------      -------------    -------------

Columbia                  7             1             57.73%          59.22%
Schenectady               7             3             10.00%           8.62%
Rensselaer                6             6              8.51%           4.03%
Albany                   11             5              6.47%           0.62%
Saratoga                  1            11              3.24%             --
Warren                    1             8              1.15%             --
Dutchess                  1            17              0.87%           0.84%
Greene                    1             8              0.61%             --

                               Cohoes Acquisition


o    Transaction effective April 20, 2001.

o Total consideration - $151.0 million cash - financed from borrowings and sales of securities.

o    Goodwill - Approximately $31.0 million
              - 20 year amortization period.

o    20 branches in 6 counties; Total deposits of $500.2 million.

o    Total assets of $684.1 million at effective date.

o    Transaction was accretive immediately.

                             Total Assets and Loans

                  [GRAPH SHOWING TOTAL ASSETS AND LOANS AS OF
                     3/97, 3/98, 3/99, 3/00, 3/01 AND 6/01]

                         3/97    3/98    3/99     3/00       3/01     6/01
Loan to Deposit Ratio    87.3%   86.2%   97.7%    110.1%    117.5%   117.0%

                           Loan Portfolio Components


               [PIE CHARTS SHOWING LOAN PORTFOLIO COMPONENTS AS OF
                        JUNE 30, 2000 AND JUNE 30, 2001]

                            Allowance to Total Loans

                  [CHART LISTING ALLOWANCE TO TOTAL LOANS AS OF
                     3/97, 3/98, 3/99, 3/00, 3/01 AND 6/01]


                         3/97     3/98    3/99    3/00    3/01      6/01
Net charge-off ratio:    0.32%    1.21%   0.24%   0.27%   0.28%    0.12%

                        Allowance to Non-Performing Loans


             [CHART SHOWING ALLOWANCE TO NON-PERFORMING LOANS AS OF
                     3/97, 3/98, 3/99, 3/00, 3/01 AND 6/01]

                       Components of Non-Performing Loans


           [PIE CHART SHOWING COMPONENTS OF NON-PERFORMING LOANS AS OF
                               JUNE 30, 2001]

                              Non-Performing Loans
         Quarterly trend on Non-Performing Financed Insurance Premiums


 [GRAPH SHOWING NON-PERFORMING FINANCED INSURANCE PREMIUMS FOR EACH QUARTER END
                            FROM 12/98 THROUGH 6/01]

                        Financed Insurance Profitability

                                                    Year Ended
                                                  March 31, 2001
                                                  --------------

Weighted Average Yield                               19.12%

Less:

Charge offs, net of recoveries                       (1.08%)


Average expense ratio                                (2.44%)

Average cost of funds                                (4.60%)
                                                     -----

Net Return on investment - risk adjusted             11.00%
                                                     -----

                             Non-Performing Assets

     [CHART SHOWING NON-PERFORMING ASSETS AND NON-PERFORMING ASSETS AS A PERCENTAGE OF TOTAL ASSETS AS OF 3/97, 6/97, 3/98, 6/98, 3/99, 6/99, 3/00,
     6/00, 3/01 AND 6/01]

                           Comparative Group Analysis

NPLs to Loans

                                 1997         1998        1999        2000     2001 YTD
HRBT                             3.10         3.10        1.72        1.25         0.97
Regional                         0.70         0.45        0.37        0.30         0.35
High Perform                     0.62         0.42        0.41        0.31         0.20
Recently Conv                    0.86         0.60        0.40        0.48         0.49


Loan Loss Reserves to NPLs

                                 1997         1998        1999        2000     2001 YTD
HRBT                            38.42        52.38      143.77      190.50       259.96
Regional                       127.66       172.91      187.20      201.28       200.67
High Perform                   188.06       316.26      317.96      433.29       597.58
Recently Conv                   73.77       141.25      189.56      169.56       187.89


Reserves to Loans
                                 1997         1998        1999        2000     2001 YTD
HRBT                             1.19         1.62        2.47        2.38         2.53
Regional                         0.97         0.89        0.80        0.83         0.83
High Perform                     1.26         1.21        1.15        1.07         1.14
Recently Conv                    0.64         0.77        0.75        0.72         0.76


Source:  SNL Securities, L.P.
         Data through March 31, 2001

                                Sources of Funds

                       [CHART LISTING SOURCES OF FUNDS FOR
                MARCH 31, 2000, MARCH 31, 2001 AND JUNE 30, 2001]



                          March 31, 2000       March 31, 2001      June 30, 2001
                          --------------       --------------      -------------

Cost of Funds:
ST Borrowings                5.61%                 6.43%               4.56%
LT Borrowings                6.05%                 5.84%               5.02%
Deposits                     3.99%                 4.11%               3.88%

                                 Total Deposits

       [GRAPH SHOWING TOTAL DEPOSITS AND PERCENTAGE OF CORE DEPOSITS AS OF
                     3/97, 3/98, 3/99, 3/00, 3/01 AND 6/01]

                               Deposit Highlights


Noninterest-bearing deposits:
----------------------------

         [CHART SHOWING NONINTEREST-BEARING DEPOSITS AS A PERCENTAGE OF
              TOTAL DEPOSITS AS OF 3/98, 3/99, 3/00, 3/01 AND 6/01]

Noninterest-bearing deposits as a percentage of total deposits have almost doubled since March 31, 1998.


School Banking Program:
----------------------

*    Over $19.7 million in deposits, 32,000 accounts, and 127 schools enrolled.

*    We believe that this is the largest such program in the country.

                           Tangible Equity to Assets


                 [GRAPH SHOWING TANGIBLE EQUITY TO ASSETS AS OF
                     3/97, 3/98, 3/99, 3/00, 3/01 AND 6/01]

                                   Net Income

 [CHART LISTING NET INCOME FOR YEARS ENDED MARCH 31, 1997 THROUGH MARCH 31, 2001
                   AND QUARTERS ENDED JUNE 30, 2000 AND 2001]


           [78% increase in quarter to prior year quarter earnings!]

                           Diluted Earnings Per Share


                         [CHART SHOWING QUARTER TO DATE
               DILUTED EARNINGS PER SHARE FROM 12/98 THROUGH 6/01]

                              Profitability Ratios


                 [CHART SHOWING RETURN ON ASSETS FOR YEARS ENDED
             3/97, 3/98, 3/99, 3/00 AND 3/01 AND QUARTER ENDED 6/01]


                 [CHART SHOWING RETURN ON EQUITY FOR YEARS ENDED
             3/97, 3/98, 3/99, 3/00 AND 3/01 AND QUARTER ENDED 6/01]

                                Efficiency Ratio


                 [CHART LISTING EFFICIENCY RATIO FOR YEARS ENDED
            3/97, 3/98, 3/99, 3/00, AND 3/01 AND QUARTER ENDED 6/01]

                              Net Interest Income


           [CHART LISTING NET INTEREST MARGIN AND NET INTEREST SPREAD
    FOR YEARS ENDED 3/97, 3/98, 3/99, 3/00, AND 3/01 AND QUARTER ENDED 6/01]

                           Comparative Group Analysis


Return on Average Assets

                                 1997         1998        1999        2000     2001 YTD
HRBT                             0.88         0.43        0.47        0.96         1.00
Regional                         0.88         0.82        0.81        0.81         0.70
High Perform                     1.06         1.17        1.17        1.17         1.14
Recently Conv                    0.77         0.65        0.78        0.81         0.66


Return on Average Equity

                                 1997         1998        1999        2000     2001 YTD
HRBT                             8.94         4.18        2.05        4.58         5.68
Regional                         8.43         7.79        9.85       10.47         9.93
High Perform                    13.12        14.69       15.02       15.47        15.39
Recently Conv                    6.80         3.64        4.29        5.34         4.51

Source:  SNL Securities, L.P.
         Data through March 31, 2001

                           Comparative Group Analysis


Efficiency Ratio

                                 1997         1998        1999        2000     2001 YTD
HRBT                            54.18        57.59       50.48       52.61        52.02
Regional                        56.81        59.33       62.34       64.65        64.85
High Perform                    51.97        53.93       52.82       49.72        50.39
Recently Conv                   66.39        64.06       66.41       64.76        67.12


Net Interest Margin

                                 1997         1998        1999        2000     2001 YTD
HRBT                             4.48         4.68        4.82        4.83         4.58
Regional                         3.36         3.04        3.19        3.00         2.98
High Perform                     3.66         3.60        3.50        3.48         3.31
Recently Conv                    3.50         3.09        3.57        3.17         2.92



Source:  SNL Securities, L.P.
         Data through March 31, 2001

                                Stock Performance


          [CHART LISTING STOCK PERFORMANCE OF HRBT STOCK, S&P 500, AND
            NASDAQ BANK INDEX FOR QUARTER ENDINGS 7/98 THROUGH 6/01]

                                   Stock Ratio


                                                  June 30, 2001
                                                  -------------

Stock price                                          $18.10
Book value per share                                 $16.06
Tangible book value per share                        $13.02
Book value, including unallocated
     ESOP shares and unvested RRP shares             $14.41
Tangible book value, including unallocated
     ESOP shares and unvested RRP shares             $11.68
Price/Book                                           112.7%
Price/Tangible Book                                  139.0%
Price earnings ratio                                  17.90

                              Strategic Direction


o    Continue active capital management.

o Strategic expansion through de novo branching and mergers and acquisitions that make economic sense.

o    Continue expansion of commercial services within our market area.

o Promote and integrate all products and services, including trust, investment management, brokerage, insurance, on-line banking and mortgage banking throughout our entire customer base.

o    Increase noninterest income as source of revenue.

o    Reduction of noninterest expenses and improvement in efficiency ratio.

                           Forward-Looking Statements

Statements contained in this presentation which are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    HUDSON RIVER BANCORP, INC.


Date: July 24, 2001                                 By:  /s/ Timothy E. Blow
                                                         ----------------------
                                                         Timothy E. Blow
                                                         Chief Financial Officer